UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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EATON VANCE SENIOR INCOME TRUST
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

Saba Capital W Fund, Ltd.

Saba Capital R Fund, Ltd.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 3, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SPECIAL MEETING OF SHAREHOLDERS OF
EATON VANCE SENIOR INCOME TRUST
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
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Please vote the GOLD proxy card to vote AGAINST the proposal to approve a new investment advisory agreement.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital W Fund, Ltd., Saba Capital R Fund, Ltd., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 3, Ltd. and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 21% of the outstanding Common Shares, par value $0.01 per share (the “Common Shares”), of Eaton Vance Senior Income Trust, Inc. (“EVF” or the “Fund”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with our opposition to EVF’s proposal to approve a new investment advisory agreement, to be voted on at EVF’s special meeting of shareholders scheduled to be held at 11:30 a.m. Eastern Time on January 7, 2021 at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Special Meeting to vote against the following (the “Proposal”):

1.	To approve a new investment advisory agreement with Eaton Vance Management.

We also seek your support at the Special Meeting to transact any other business that may properly come before the Special Meeting.

This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about November 16, 2020.

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If you have already sent a proxy card furnished by EVF’s management to EVF, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Special Meeting (which is incorporated herein by reference), and EVF’s proxy materials for additional information concerning the Special Meeting, including voting and proxy procedures, votes required for approval of the Proposal and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for EVF is 811-09013.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Eaton Vance Senior Income Trust, Saba Capital does not believe it is in the best interest of shareholders to approve a new investment advisory agreement with Eaton Vance Management because EVF currently trades at a significant discount to NAV. We believe in a situation such as this where EVF has and is trading at an excessive discount to NAV, investment advisers should not be automatically approved, and in fact we believe it could be beneficial to consider alternatives.

EVF’s October 1, 2020 discount to NAV was -9.0% and it has traded at an average discount to NAV of -11.1% over the last three years. In fact, EVF has not traded at or above NAV for more than seven years.

As a shareholder, a discount to NAV is problematic because if you sell shares you will not receive full value. When funds suffer from persistent discounts, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward.  Neither of these proactive steps have been offered by management or EVF’s Board of Directors (the “Board”), which is why we believe EVF has suffered perpetually wide discounts.

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Saba believes that the market has lost faith in the investment adviser’s ability to add shareholder value due to what Saba views as EVF’s excessive discount level. Toward that end, rather than proposing the approval of the existing investment adviser, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV. If a majority of EVF’s outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing EVF as a closed-end fund. In that case, the tender offer should be cancelled and EVF should be liquidated or converted into an open-end mutual fund. We believe if the Proposal is approved the Board will fail to take the necessary actions to address the excessive discount to NAV and it is necessary to send a clear message to the Board to address the excessive NAV discount.

EVF and the Board are likely to come up with a litany of arguments in support of the Proposal but, the simple fact is, the investment adviser and the Board have not been able to effectively manage EVF’s discount.

We urge you to vote against the Proposal by voting on the GOLD proxy card today, which we believe will protect the best interest of shareholders.

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PROPOSAL 1
PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH EATON VANCE MANAGEMENT

At the Special Meeting, EVF is seeking shareholder approval for a new investment advisory agreement (a “New Agreement”) between EVF and Eaton Vance Management (“EV Management”), EVF’s investment adviser. Shareholders are being asked to approve the New Agreement because EVF’s current investment advisory agreement will terminate upon the sale of Eaton Vance Corp. (“EV Corp”) to Morgan Stanley (“Morgan Stanley”). The sale, which will result in a “change of control” of EV Corp, is expected to be described in more detail in EVF’s proxy statement for the Special Meeting.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described herein will constitute a sale of a controlling block of voting securities of EV Management that will result in the automatic termination of the current investment advisory agreement between EVF and EV Management (the “Current Agreement”).

If shareholders of EVF approve the New Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, EV Management will continue to serve as investment adviser of EVF pursuant to the terms of the Current Agreement.

Saba does not believe that the approval of the New Agreement with EV Management is in the best interest of shareholders for the reasons stated above.

WE URGE YOU TO VOTE AGAINST THE PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH EATON VANCE MANAGEMENT ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

EVF has set the close of business on October 29, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. The number of Common Shares outstanding as of the Record Date will be disclosed in the Fund’s definitive proxy statement. According to the Fund’s N-CSRS filed on August 26, 2020, there were 37,866,607 Common Shares outstanding as of May 30, 2020.

Shareholders, including those who expect to attend the Special Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting. In addition, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the New Agreement is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting.

QUORUM

A quorum of shareholders is required to take action at the Special Meeting. A quorum requires the presence, in person or by proxy, of a majority of the shares of EVF entitled to vote at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors and judges of voting appointed for the Special Meeting. The inspectors and judges of voting will determine whether or not a quorum is present at the Special Meeting.

If your shares are owned directly in your name with EVF’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

The Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of EVF that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of EVF are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of EVF. Approval of the Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” the Proposal.

Please note that even if shareholders of EVF approve the Proposal, it is possible that the new investment advisory agreement for EVF will not take effect. This is because the completion of the acquisition of EV Corp by Morgan Stanley will not occur unless certain conditions are met. One of these conditions is that investment advisory clients of EV Management and EV Corp’s other investment subsidiaries representing a specified percentage of EV Corp’s overall revenue consent to the continuation of their investment advisory relationships after completion of the transaction. This includes approval of the new investment advisory agreement to be effective upon completion of the transaction by EVF shareholders. On the other hand, the sale may take place even if shareholders of EVF do not approve the Proposal. If this should happen, the Board would implement an interim investment advisory agreement with EV Management for a period of no more than 150 days after completion of the transaction in order to continue to solicit proxies for the approval of a new investment advisory agreement for the Fund. The Board may have approved an interim investment advisory agreement for the Fund to provide for maximum flexibility for its future.

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The information set forth above regarding the vote required to approve the Proposal is based on publicly available information. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposal. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” the Proposal.

Broker-dealer firms holding shares of EVF in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. We urge you to instruct your broker or other nominee to vote your shares AGAINST the Proposal on the GOLD proxy card so that your votes may be counted.

If you hold shares of EVF through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with EVF or a distributor of EVF, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how EVF votes, if other shareholders fail to vote.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares on the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposal. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

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COMPLIANCE WITH SEC RULE 14a-4(e)

SEC Rule 14a-4(e) requires us, subject to reasonable specified conditions, to vote the shares represented by your proxy at the Special Meeting. As noted above, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the new management agreement is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting. We expect to get daily reports of the voting results and will make a determination shortly before the Special Meeting as to whether or not we think more than 50% of the outstanding shares will be present in person or by proxy if your shares are not represented at the meeting. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Special Meeting, you should not check the "AUTHORIZE" box on the GOLD proxy card authorizing us to determine to not have your shares represented at the Special Meeting.

REVOCATION OF PROXIES

Shareholders of EVF may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to EVF’s Secretary c/o Eaton Vance Senior Income Trust, Two International Place, Boston, Massachusetts 02110, or to any other address provided by EVF. Although a revocation is effective if delivered to EVF, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies against the approval of the Proposal described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit EVF’s shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that EVF’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from EVF, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of EVF unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $10,000.

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SHAREHOLDER PROPOSALS

According to EVF’s proxy statement, to be considered for presentation at EVF’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before May 28, 2021. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on August 13, 2021 and no earlier than July 15, 2021. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2021 Annual Meeting is based on information contained in EVF’s proxy statement for the Special Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote AGAINST the Proposal.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is expected to be included in EVF’s proxy statement. This disclosure includes, among other things, biographical information on EVF’s directors and executive officers, the dollar range of shares owned by directors of EVF and information on committees of the Board. Shareholders should refer to EVF’s proxy statement in order to review this disclosure.

Based upon publicly available information, EVF’s investment adviser and administrator is Eaton Vance Management, located at Two International Place, Boston, Massachusetts 02110. Eaton Vance Management is a subsidiary of Eaton Vance Corp., an investment management firm.

The information concerning EVF contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

Saba Capital W Fund, Ltd.

Saba Capital R Fund, Ltd.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD. SABA CAPITAL CEF OPPORTUNITIES 3, LTD. SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD. BOAZ R. WEINSTEIN

November 13, 2020

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THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF EVF. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE AGAINST THE PROPOSAL, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF3”); (v) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (vi) Saba Capital W Fund, Ltd. (“W Fund”); (vii) Saba Capital R Fund, Ltd. (“R Fund”); (viii) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (ix) Saba Capital CEF Opportunities 3, Ltd. (“CEF 3”); (x) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (xi) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF3, CNTH, W Fund, R Fund, CEF 1, CEF 3 and SSOF, the “Saba Entities”); and (xii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on October 29, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 8,043,774 Common Shares, par value $0.01 per share, of EVF (the “Common Shares”), representing approximately 21% of EVF’s outstanding Common Shares. The percentages used herein are based upon 37,866,607 Common Shares outstanding as of May 30, 2020, as disclosed in EVF’s N-CSRS filed August 26, 2020. Saba Capital may be deemed to beneficially own 8,043,774 Common Shares.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Shares, and (ii) the Participants agreed to solicit proxies or written consents against the Proposal at the Special Meeting.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any other person or persons pursuant to which the Proposal described herein is to be made. None of the Participants is a party adverse to EVF, or any of its subsidiaries, or has a material interest adverse to EVF, or any of its subsidiaries, in any material pending legal proceeding.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

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Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EVF, any parent or subsidiary of EVF, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of EVF, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of EVF; (iii) no Participant in this solicitation owns any securities of EVF which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of EVF or EVF’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of EVF, EVF’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of EVF owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of EVF, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of EVF; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of EVF; (x) during the last five years, no Participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of EVF’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: EVF or any of its subsidiaries, an Officer of EVF, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EVF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EVF, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EVF; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF); (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) EVF; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EVF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by EVF or its affiliates, or with respect to any future transactions to which EVF or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any Participant or any of his or its associates is a party adverse to EVF or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of EVF, nor does any Participant have a material interest in such proceedings that is adverse to EVF or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of EVF; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EVF, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings; Item 401(g) with respect to promoters and control persons; and Item 405 with respect to beneficial ownership and required filings.

______________________

A-2

APPENDIX B

TRANSACTIONS IN SECURITIES OF EVF DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Shares	39,932	10/31/18
Purchase of Common Shares	27,944	11/01/18
Purchase of Common Shares	27,278	11/02/18
Purchase of Common Shares	300	11/05/18
Purchase of Common Shares	17,866	11/06/18
Purchase of Common Shares	23,669	11/07/18
Purchase of Common Shares	20,217	11/08/18
Purchase of Common Shares	17,870	11/09/18
Purchase of Common Shares	100	11/12/18
Purchase of Common Shares	9,056	11/14/18
Purchase of Common Shares	75,779	11/19/18
Purchase of Common Shares	48,986	11/20/18
Purchase of Common Shares	52,953	11/21/18
Purchase of Common Shares	100	11/23/18
Purchase of Common Shares	4,591	11/26/18
Purchase of Common Shares	60,000	11/27/18
Purchase of Common Shares	15,899	11/28/18
Purchase of Common Shares	93,744	11/30/18
Purchase of Common Shares	110,176	12/03/18
Purchase of Common Shares	49,107	12/04/18
Purchase of Common Shares	134,732	12/06/18
Purchase of Common Shares	77,116	12/11/18
Purchase of Common Shares	20,000	12/12/18
Purchase of Common Shares	149,869	12/14/18
Purchase of Common Shares	50,000	12/17/18
Purchase of Common Shares	10,000	12/18/18
Purchase of Common Shares	19,161	12/20/18
Purchase of Common Shares	2,390	12/24/18
Purchase of Common Shares	24,596	12/26/18
Purchase of Common Shares	76,197	12/27/18
Purchase of Common Shares	1,300	01/04/19
Purchase of Common Shares	20,000	01/07/19
Purchase of Common Shares	4,944	01/08/19
Purchase of Common Shares	19,269	01/10/19
Purchase of Common Shares	6,224	01/14/19
Purchase of Common Shares	6,417	01/17/19
Purchase of Common Shares	20,426	01/24/19
Purchase of Common Shares	25,529	01/25/19
Purchase of Common Shares	14,678	02/13/19
Purchase of Common Shares	116,221	02/14/19
Purchase of Common Shares	7,400	02/15/19
Purchase of Common Shares	6,534	02/19/19
Purchase of Common Shares	848	02/20/19
Purchase of Common Shares	23,310	02/21/19
Purchase of Common Shares	526	02/22/19
Purchase of Common Shares	11,700	03/18/19
Purchase of Common Shares	46,209	03/19/19
Purchase of Common Shares	40,331	03/20/19
Purchase of Common Shares	9,032	03/29/19
Purchase of Common Shares	7,145	04/01/19
Purchase of Common Shares	344,834	04/02/19
Purchase of Common Shares	7,019	04/03/19
Purchase of Common Shares	38,302	04/04/19
Purchase of Common Shares	91,631	04/05/19
Purchase of Common Shares	34,446	04/08/19
Purchase of Common Shares	67,650	04/10/19
Purchase of Common Shares	50,463	04/12/19
Purchase of Common Shares	17,296	04/15/19
Purchase of Common Shares	8,038	04/16/19
Purchase of Common Shares	15,319	04/17/19
Purchase of Common Shares	52,130	04/18/19
Purchase of Common Shares	74,895	04/22/19
Purchase of Common Shares	63,526	04/23/19
Purchase of Common Shares	11,630	04/24/19
Purchase of Common Shares	51,491	04/25/19
Purchase of Common Shares	44,634	04/26/19
Purchase of Common Shares	2,100	04/29/19
Purchase of Common Shares	6,963	05/01/19
Purchase of Common Shares	131,968	05/02/19
Purchase of Common Shares	41,847	06/03/19
Purchase of Common Shares	19,250	06/04/19
Purchase of Common Shares	56,938	06/05/19
Purchase of Common Shares	48,789	06/06/19
Purchase of Common Shares	37,870	06/07/19
Purchase of Common Shares	6,232	06/10/19
Purchase of Common Shares	25,630	06/11/19
Purchase of Common Shares	15,242	06/12/19
Purchase of Common Shares	1,859	06/17/19
Purchase of Common Shares	30,183	06/18/19
Purchase of Common Shares	3,509	06/20/19
Sale of Common Shares	(76,000)	06/27/19
Sale of Common Shares	(1,600)	06/28/19
Sale of Common Shares	(51,981)	07/02/19
Sale of Common Shares	(3,509)	07/11/19
Sale of Common Shares	(3,509)	07/18/19
Sale of Common Shares	(10,527)	07/22/19
Sale of Common Shares	(17,545)	07/24/19
Sale of Common Shares	(12,235)	07/26/19
Sale of Common Shares	(22,313)	07/30/19
Sale of Common Shares	(15,712)	08/19/19
Purchase of Common Shares	15,758	08/29/19
Purchase of Common Shares	400	09/06/19
Purchase of Common Shares	1,200	09/10/19
Purchase of Common Shares	26,118	09/17/19
Purchase of Common Shares	6,872	09/19/19
Purchase of Common Shares	23,075	09/20/19
Purchase of Common Shares	23,120	09/23/19
Purchase of Common Shares	16,034	09/24/19
Sale of Common Shares	(11,292)	09/30/19
Sale of Common Shares	(52,872)	10/07/19
Purchase of Common Shares	12,295	10/11/19
Purchase of Common Shares	47,798	10/14/19
Purchase of Common Shares	22,566	10/15/19
Purchase of Common Shares	9,119	10/16/19
Purchase of Common Shares	15,444	10/17/19
Purchase of Common Shares	6	10/18/19
Sale of Common Shares	(3,800)	10/31/19
Sale of Common Shares	(32,124)	11/06/19
Sale of Common Shares	(17,946)	11/07/19
Sale of Common Shares	(102,594)	11/08/19
Sale of Common Shares	(9,894)	11/11/19
Sale of Common Shares	(37,872)	11/12/19
Purchase of Common Shares	6	11/19/19
Sale of Common Shares	(3,433)	11/20/19
Sale of Common Shares	(1,146)	11/26/19
Sale of Common Shares	(100)	11/27/19
Purchase of Common Shares	50,000	12/16/19
Purchase of Common Shares	15,875	12/17/19
Sale of Common Shares	(9,346)	01/09/20
Sale of Common Shares	(33,361)	01/10/20
Sale of Common Shares	(55,505)	01/15/20
Sale of Common Shares	(9,551)	01/17/20
Sale of Common Shares	(4,660)	01/27/20
Sale of Common Shares	(2,800)	01/28/20
Sale of Common Shares	(8,751)	01/29/20
Sale of Common Shares	(2,841)	01/30/20
Sale of Common Shares	(3,438)	01/31/20
Sale of Common Shares	(18,163)	02/03/20
Sale of Common Shares	(9,067)	02/12/20
Sale of Common Shares	(4,039)	02/13/20
Sale of Common Shares	(48,324)	02/19/20
Sale of Common Shares	(5,918)	02/21/20
Sale of Common Shares	(16,196)	02/24/20
Purchase of Common Shares	5,126	02/26/20
Purchase of Common Shares	39,579	02/27/20
Purchase of Common Shares	92,911	02/28/20
Purchase of Common Shares	38,506	03/02/20
Purchase of Common Shares	70,436	03/03/20
Purchase of Common Shares	113,164	03/04/20
Sale of Common Shares	(15,942)	03/05/20
Purchase of Common Shares	30,776	03/09/20
Purchase of Common Shares	39,256	03/10/20
Purchase of Common Shares	131,241	03/12/20
Purchase of Common Shares	95,235	03/13/20
Purchase of Common Shares	200,062	03/16/20
Purchase of Common Shares	8,800	03/17/20
Purchase of Common Shares	74,313	03/18/20
Purchase of Common Shares	150,267	03/19/20
Purchase of Common Shares	66,260	03/20/20
Purchase of Common Shares	29,485	03/23/20
Purchase of Common Shares	20,000	04/07/20
Purchase of Common Shares	16,694	04/08/20
Purchase of Common Shares	116,459	04/09/20
Purchase of Common Shares	120,246	04/13/20
Purchase of Common Shares	37,239	04/14/20
Purchase of Common Shares	100,062	04/15/20
Purchase of Common Shares	106,321	04/16/20
Purchase of Common Shares	61,980	04/17/20
Purchase of Common Shares	84,650	04/20/20
Purchase of Common Shares	200	04/21/20
Purchase of Common Shares	98,841	04/22/20
Purchase of Common Shares	33,506	04/23/20
Purchase of Common Shares	24,661	04/24/20
Purchase of Common Shares	93,487	04/27/20
Purchase of Common Shares	72,168	05/01/20
Purchase of Common Shares	18,529	05/04/20
Purchase of Common Shares	103,349	05/05/20
Purchase of Common Shares	13,131	05/06/20
Purchase of Common Shares	164,625	05/07/20
Purchase of Common Shares	42,333	05/08/20
Purchase of Common Shares	241,972	05/11/20
Purchase of Common Shares	53,700	05/13/20
Purchase of Common Shares	54,460	05/14/20
Purchase of Common Shares	114,621	05/15/20
Purchase of Common Shares	34,017	05/18/20
Purchase of Common Shares	171,640	05/19/20
Purchase of Common Shares	20,394	05/20/20
Purchase of Common Shares	87,471	05/21/20
Purchase of Common Shares	54,622	05/22/20
Purchase of Common Shares	54,539	05/26/20
Purchase of Common Shares	174,945	05/27/20
Purchase of Common Shares	71,227	05/29/20
Purchase of Common Shares	167,972	06/01/20
Purchase of Common Shares	48,356	06/02/20
Purchase of Common Shares	284,551	06/03/20
Purchase of Common Shares	92,855	06/04/20
Purchase of Common Shares	279,159	06/05/20
Purchase of Common Shares	50,000	07/20/20
Purchase of Common Shares	99,102	07/21/20
Purchase of Common Shares	32,732	07/22/20
Purchase of Common Shares	87,299	07/23/20
Purchase of Common Shares	41,127	07/24/20
Purchase of Common Shares	36,166	07/29/20
Purchase of Common Shares	395,042	07/30/20
Purchase of Common Shares	203,837	08/03/20
Purchase of Common Shares	402,533	08/04/20
Purchase of Common Shares	4,347	08/05/20
Purchase of Common Shares	50,431	08/06/20
Purchase of Common Shares	9,640	08/07/20
Purchase of Common Shares	67,449	08/12/20
Purchase of Common Shares	55,240	08/14/20
Purchase of Common Shares	70,000	08/17/20
Purchase of Common Shares	250,000	08/18/20
Purchase of Common Shares	155,096	08/21/20
Purchase of Common Shares	15,797	8/24/20
Purchase of Common Shares	8,239	08/25/20

______________________

B-1

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from EVF’s preliminary proxy statement filed with the Securities and Exchange Commission on November 13, 2020.

As of October 29, 2020, to the knowledge of the Fund, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of the Fund.  Beneficial owners of 25% or more of a Fund’s outstanding shares are presumed to be in control of a class for purposes of voting on certain matters submitted to shareholders.

Name and Address of Owner	Shares Owned	Percent Ownership of Share Class
EVF – Auction Rate Preferred Shares
UBS Group AG fbo UBS Securities LLC UBS Financial Services Inc. Bahnhofstrasse 45, PO Box CH-8049, Zurich, Switzerland	1,022	41.48%
Royal Bank of Canada 200 Nay Street, Toronto, Ontario M5J2J5. Canada RBC Capital Markets, LLC Brookfield Place, 200 Vesey Street, New York, New York 10281	118	7.85%
Bank of America Corporation Bank of America, N.A. 100 North Tyron Street, Charlotte, North Carolina 28255 Blue Ridge Investments, L.L.C. One Bryant Park, New York, New York 10036	105	6.98%
Morgan Stanley Morgan Stanley & Co. Inc. 1585 Broadway, New York, New York 10036	94	6.20%
EVF– Common Shares
Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10036	7,864,642	20.80%
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	2,385,022	6.30%

______________________

C-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090 or (212) 542-4646

Email at SabaProxy@sabacapital.com

GOLD PROXY CARD

EATON VANCE SENIOR INCOME TRUST

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF EATON VANCE SENIOR INCOME TRUST
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau (the “Proxyholders”) and each of them, attorneys and agents with full power of substitution to vote all Common Shares of Eaton Vance Senior Income Trust (“EVF”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of EVF scheduled to be held at 11:30 a.m. Eastern Time on January 7, 2021, at the principal office of EVF, Two International Place, Boston, Massachusetts 02110, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of EVF held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL.

1.	Proposal to consider and approve a new investment advisory agreement with Eaton Vance Management.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “Against” the Proposal.

2.	To authorize the Proxyholders to decline to attend the Special Meeting if they believe that Proposal No. 1 is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting.

☐AUTHORIZE	☐ DO NOT AUTHORIZE

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.